                                                                    Exhibit 10.1
________________________________________________________________________________
________________________________________________________________________________


                             AMENDED LOAN AGREEMENT

                                 By and Between

                              FUTRONIX CORPORATION

                                      and

                         SOUTHWEST BANK OF TEXAS, N.A.



                    $15,000,000.00 Revolving Line of Credit



                                  Dated as of

                                 June 30, 1996


________________________________________________________________________________
________________________________________________________________________________

                               TABLE OF CONTENTS

                The Table of Contents is not a part of the Loan
               Agreement but for convenience of reference only.)


                                                                            Page
                                                                            ----
Parties .......................................................................1

                                   ARTICLE I

                                 GENERAL TERMS


Section 1.01  Terms Defined Above .............................................1
Section 1.02  Certain Definitions .............................................1
Section 1.03  Accounting Principles ...........................................8

                                  ARTICLE II

                           AMOUNT AND TERMS OF LOAN


Section 2.01  The Loans and Commitment ........................................8
Section 2.02  Interest Rate and Other Fees ....................................8
Section 2.03  Notice and Manner of Revolving Credit Borrowing ................10
Section 2.04  Application of Cash Sums .......................................10
Section 2.05  Computation ....................................................11
Section 2.06  Voluntary Prepayments and Reborrowings .........................11
Section 2.07  Mandatory Prepayments ..........................................11
Section 2.08  Cross-collateralization and Default ............................11
Section 2.09  Prepayment in Full .............................................11

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES


Section 3.01  Corporate Existence ............................................12
Section 3.02  Corporate Power and Authorization ..............................12
Section 3.03  Binding Obligations ............................................12
Section 3.04  No Legal Bar or Resultant Lien .................................12
Section 3.05  No Consent .....................................................12
Section 3.06  Financial Condition ............................................13
Section 3.07  Investments and Guaranties .....................................13
Section 3.08  Issuance of Stock ..............................................13

Section 3.09  Liabilities ....................................................13
Section 3.10  Taxes; Governmental Charges ....................................13
Section 3.11  Titles, etc ....................................................13
Section 3.12  Defaults .......................................................13
Section 3.13  Use of Proceeds; Margin Stock ..................................14
Section 3.14  Compliance with the Law ........................................14
Section 3.15  ERISA ..........................................................14
Section 3.16  Subsidiaries ...................................................15
Section 3.17  Direct Benefit From Loans ......................................15
Section 3.18  RICO ...........................................................15

                                  ARTICLE IV

                             AFFIRMATIVE COVENANTS


Section 4.01  Financial Statements and Reports ...............................15
Section 4.02  Annual Audits ..................................................16
Section 4.03  Compliance with Laws, Payment of Taxes and Other Claims ........16
Section 4.04  Maintenance ....................................................17
Section 4.05  Further Assurances .............................................17
Section 4.06  Performance of Obligations .....................................17
Section 4.07  Reimbursement of Expenses ......................................17
Section 4.08  Insurance ......................................................18
Section 4.09  Right of Inspection ............................................18
Section 4.10  Notice of Certain Events .......................................18
Section 4.11  ERISA Information and Compliance ...............................19
Section 4.12  Environmental Requirements .....................................19
Section 4.13  Management of Borrower .........................................19

                                   ARTICLE V

                              NEGATIVE COVENANTS


Section 5.01  Debts, Guaranties and Other Obligations ........................20
Section 5.02  Liens ..........................................................20
Section 5.03  Investments, Loans and Advances ................................21
Section 5.04  Dividends, Distributions and Redemptions .......................21
Section 5.05  Sale of Properties .............................................21
Section 5.06  Nature of Business .............................................22
Section 5.07  Mergers, Consolidations, etc ...................................22
Section 5.08  ERISA Compliance ...............................................22
Section 5.09  Issuance of Stock ..............................................22
Section 5.10  Tangible Net Worth .............................................22

Section 5.11  Minimum Current Ratio ...........................................22
Section 5.12  Ratio of Debt to Tangible Net Worth .............................22
Section 5.13  Minimum Losses ..................................................23
Section 5.14  Changes in Accounting Methods ...................................23
Section 5.15  Transactions With Affiliates ....................................23
Section 5.16  Use of Proceeds .................................................23
Section 5.17  RICO ............................................................23
Section 5.18  Minimum Working Capital .........................................23

                                  ARTICLE VI

                               EVENTS OF DEFAULT

Section 6.01  Events ..........................................................23
Section 6.02  Remedies ........................................................26
Section 6.03  Prohibition of Transfer, Assignment and Assumption ..............26
Section 6.04  Right of Set-off ................................................26

                                  ARTICLE VII

                                  CONDITIONS


Section 7.01  Closing .........................................................27
Section 7.02  Notes ...........................................................27
Section 7.03  Charter; By-laws ................................................27
Section 7.04  Secretary's Certificates ........................................27
Section 7.05  [Intentionally deleted ..........................................28
Section 7.06  Counsel of Lender ...............................................28
Section 7.07  No Default ......................................................28
Section 7.08  No Material Adverse Changes .....................................28
Section 7.09  Other Security Instruments and Information ......................28
Section 7.10  [Intentionally deleted ..........................................28
Section 7.11  [Intentionally deleted ..........................................28
Section 7.12  [Intentionally deleted ..........................................29
Section 7.13  Additional Matters ..............................................29
Section 7.14  Advances ........................................................29

                                 ARTICLE VIII

                                 MISCELLANEOUS


Section 8.01  Notices .........................................................29
Section 8.02  Deviation from Covenants ........................................29

Section 8.03  Invalidity ......................................................30
Section 8.04  Survival of Agreements ..........................................30
Section 8.05  Successors and Assigns ..........................................30
Section 8.06  Renewal, Extension or Rearrangement .............................30
Section 8.07  Waivers .........................................................30
Section 8.08  Cumulative ......................................................31
Section 8.09  Construction ....................................................31
Section 8.10  Interest ........................................................31
Section 8.11  Multiple Originals ..............................................31
Section 8.12  Exhibits ........................................................31
Section 8.13  No Triparty Loan ................................................31
Section 8.14  Applicable Rate Ceiling .........................................32
Section 8.15  Performance and Venue ...........................................32
Section 8.16  Negotiation of Documents ........................................32
Section 8.17  Notices Received by Lender ......................................32
Section 8.18  Debtor-Creditor Relationship ....................................32
Section 8.19  No Third-Party Beneficiaries ....................................32
Section 8.20  DTPA Waiver .....................................................32
Section 8.21  Final Expression ................................................33

                                   ARTICLE IX

                             ADDITIONAL PROVISIONS


Section 9.01  Defenses ........................................................33
Section 9.02  Limitations .....................................................34
Section 9.03  Continuance of Indebtedness and Liens ...........................34
Section 9.04  Release .........................................................34

Signatures ....................................................................35


Exhibits
- --------

Exhibit "A" Restated Revolving Credit Note

                             AMENDED LOAN AGREEMENT
                             ----------------------


     THIS AMENDED LOAN AGREEMENT made and entered into as of this 30th day of June, 1996, by and between FUTRONIX CORPORATION, a Texas corporation, with principal offices and mailing address at 12614 Hempstead Highway, Houston 77092, Houston, Harris County, Texas (hereinafter called the "Borrower") and SOUTHWEST BANK OF TEXAS, N.A., with offices and mailing address at 4295 San Felipe, Houston, Harris County, Texas 77027 (hereinafter called the "Lender");

                                  WITNESSETH:
                                  ----------

     A. Lender and Borrower entered into that certain Loan Agreement (as modified, the "Original Loan Agreement") dated as of February 3, 1994, executed by and between Lender and Borrower.

     B. The Original Loan Agreement was modified by that certain (i) First Modification to Note, Loan Agreement and Assignment of Life Insurance Policy Note Collateral dated as of September 16, 1994, (ii) Second Modification to Note, Loan Agreement and Assignment of Life Insurance Policy Note Collateral dated as of June 27, 1995, and (iii) Third Modification to Note and Loan Agreement dated as of December 21, 1995.

     C. Lender and Borrower mutually desire to amend the Original Loan Agreement and to further amend same to incorporate all of the modifications described above all is set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained and of the loans and commitment hereinafter referred to, the Borrower and the Lender agree as follows:

                                   ARTICLE I
                                   ---------

                                 GENERAL TERMS
                                 -------------

     Section 1.01  Terms Defined Above.  As used in this Agreement, the terms
                   -------------------
"Borrower" and "Lender" shall have the meanings indicated above.

     Section 1.02  Certain Definitions.  As used in this Agreement, the
                   -------------------
following terms shall have the following meanings, unless the context otherwise requires:

     "Accounts Advance Amount" shall mean at any time an amount equal to the product of' Eligible Accounts times a percentage, which shall initially be eighty percent (80%).

     "Affiliate" shall mean any Person controlling, controlled by or under common control with any other Person. For purposes of this definition, "control" (including, "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise. Without limiting the generality of the foregoing, for purposes of this Agreement, Borrower and its Subsidiaries shall be deemed to be Affiliates of one another.

     "Agreement" shall mean this Loan Agreement, as the same may from time to time be amended or supplemented.

     "Borrowing Base" shall mean at any time an amount not to exceed the lesser of: (1) FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) or (2) the sum of
(a) the Accounts Advance Amount determined as of the date the Borrowing Base is calculated, plus (b) the Inventory, Advance Amount determined as of the date the Borrowing Base is calculated. The Borrowing Base will not include any Properties of Subsidiaries.

     "Business Day" shall mean (a) any day on which Lender is open for the conduct of general banking business and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which banks in the city of London are generally open for interbank or foreign exchange transactions.

     "Closing" shall mean the date and time for closing the transaction contemplated hereby, described in Section 7.01 hereof'.

     "Commitment" shall mean the obligation of the Lender to make revolving credit loans to the Borrower under Section 2.01 hereof, up to the maximum amount therein stated.

     "Default" shall mean the occurrence of any of the events Specified in
Article VI hereof, whether or not any retirement for notice or lapse of time or other condition precedent has been satisfied.

     "Drawdown Termination Date" shall mean June 30, 1997.

     "DTPA" shall mean the Texas Deceptive Trade Practices-Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code.

     "Eligible Accounts" shall mean at any time an amount equal to the aggregate net invoice or ledger amount owing on all trade accounts receivable of the Borrower for goods sold or leased or services rendered, in which the Tender has a perfected, first priority lien or security interest (except for Liens permitted under Section 5.02 hereof), after deducting (a) the amount on all such accounts unpaid for ninety (90) days or more after the date of original invoice,
(b) the amount of
all discounts, allowances, rebates, credits and adjustments to such accounts,
(c) all contra-accounts less than $5,000 per vendor, and all setoffs, defenses or counterclaims asserted by or available to the Persons obligated on such accounts, (d) all such accounts owing by officers or employees of the Borrower or by Subsidiaries or any other Person in which the Borrower may have an equity interest, (e) all such accounts owed by account debtors which are insolvent, in any bankruptcy proceeding, or otherwise which the Lender, in its sole discretion, deems not acceptable, (f) all such accounts for which the majority of the outstanding aggregate balance owed by any account debtor, is unpaid for ninety (90) days or more after the date of the original invoices, (g) the amount owed by any account debtor on such accounts which exceeds twenty percent (20%) of the total of all Eligible Accounts of the Borrower, provided, however, the percentage will be increased to thirty percent (30%) for all Eligible Accounts of the Borrower from Cameron & Barkley, Greybar, Wesco, Wholesale Electric, GE Supply, CED, and Summers Electric, and (h ) unless otherwise agreed to in writing by the Lender, all accounts owed by account debtors that are not domestic corporations or are located outside of the United States. Standards pf eligibility may be set and may be revised from time to time solely by the Lender in its exclusive judgment.

     "Eligible Inventory" shall mean an amount equal to the value of all of Borrower's Inventory in which Lender has a perfected, first priority lien or security interest, valued at the lesser of (a) cost or (b) current market value.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" shall mean the occurrence of any of the events specified in Article VI hereof, provided that any requirement for notice or lapse of time or any other condition precedent has been satisfied.

     "Financial Statements" shall mean the consolidated and consolidating financial statement or statements of the Borrower and its Subsidiaries described or referred to in Section 3.06 hereof.

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indebtedness" shall mean any and all amounts owing or to be owing by the Borrower to the Lender in connection with the Notes, this Agreement, and other liabilities of the Borrower to the Lender from time to time existing, including without limitation guaranties of indebtedness, letters of credit and obligations acquired from third Persons, whether in connection with this or other transactions, and all amounts owing or to be owing by the Borrower to any agent bank of Lender pursuant to any letter of credit agreement, overdraft agreement or other agreement or financial accommodation.

     "Inventory" shall mean any goods held by Borrower for sale or lease and shall not include goods held on consignment or goods which the Lender, in its reasonable discretion, deems not acceptable.

     "Inventory Advance Amount" shall mean at any time an amount equal to the lesser of (a) $9,800,000.00, or (b) the product of all Eligible Inventory of the Borrower times fifty-five percent (55%).

     "LIBOR Period" shall mean, as to any LIBOR Rate Loan. each period commencing on a Business Day selected by Borrower pursuant to this Agreement and ending one, two or three months thereafter, as selected by Borrower's irrevocable notice to Lender as set forth in subsection 2.02.1.(b) hereof,
                                             ---------------------
provided that the foregoing provision relating to LIBOR Periods is subject to
- --------
the following:

     (1) if any LIBOR Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such LIBOR Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such LIBOR Period into another calender month in which event such LIBOR Period shall end on the immediately preceding Business Day;

     (2) any LIBOR Period that would otherwise extend beyond the Drawdown Termination Date shall end two (2) Business Days prior to such date;

     (3) any LIBOR Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last Business Day of the calendar month;

     (4) Borrower shall select LIBOR Periods so as not to require a principal payment or prepayment of any LIBOR Rate Loan during a LIBOR Period for such Loan; and

     (5) Borrower shall select LIBOR Periods so that there shall be not more than five (5) separate LIBOR Rate Loans in existence at any one time.

     "LIBOR Rate" shall mean for each LIBOR Rate Loan for the relevant LIBOR Period, a rate of interest determined by Lender equal to:

     (a) the offered rate for deposits in United States Dollars which appears on Telerate Page 3750 as of 11:00 a.m., London time, two (2) Business Days prior to the beginning of such LIBOR Period (unless such date is not a Business Day, in which event the previous Business Day will be used) for the applicable LIBOR Period and in an amount approximately equal to the amount of the LIBOR Rate Loan; divided by

     (b)  a number equal to 1.0 minus the aggregate (but without duplication) of
                                -----
          the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such LIBOR Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve system or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board), which are required to be maintained by a member bank of the Federal Reserve System.

     If such interest rates shall cease to be available from Telerate News Service, the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Lender and Borrower.

     "LIBOR Rate Loan" shall mean an advance under the Revolving Credit Note bearing interest by reference to the LIBOR Rate.

     "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, security agreement, deed of trust, assignment, collateral mortgage, chattel mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment, bailment for security purposes or certificate of title lien. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     "Maximum Nonusurious Interest Rate" shall mean the maximum nonusurious interest rate allowable under applicable United States federal law and under the laws of the State of Texas as presently in effect and, to the extent allowed by such laws, as such laws may be amended from time to time to increase such rate.

     "Notes" shall mean the promissory note or notes (whether one or more) of the Borrower described in Section 2.01 hereof, together with any and all renewals, extensions. increases or rearrangements thereof. The "Notes" shall include, without limitation, the Original Revolving Credit Note as restated by the Restated Revolving Credit Note.

     "Original Revolving Credit Note" shall mean the promissory note of Borrower dated February 3, 1994, in the original principal sum of $3,000,000.00, and all renewals, extensions, modifications and rearrangements after the date thereof.

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

     "Plan" shall mean any Plan subject to Title IV of ERISA and maintained by the Borrower or any Subsidiary, or any such plan to which the Borrower or any Subsidiary is required to contribute on behalf of its employees.

     "Prime Rate" shall mean that variable rate of interest per annum established by Lender from time to time as its "prime rate." Such rate is set by Lender as a general reference rate of interest, taking into account such factors as Lender may deem appropriate, it being understood that many of' Lender's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Lender may make various commercial or other loans at rates of interest having no relationship to such rate. In the event that Lender does not have a rate designated by it as its "prime rate," then the "Prime Rate" hereunder shall be deemed to be the variable rate of interest per annum which is the general reference rate designated by Lender as its "reference rate," "base rate" or other similar rate and which is comparable to the "Prime Rate" as described above. In the event that Lender shall cease to have any of the rates described in the preceding sentence, then the prime rate shall be that variable rate of interest per annum established by any one of the following-described institutions as its "prime rate," subject to the factors described hereinabove, which institution may be chosen by Lender in its sole discretion, and changed by Lender in its sole discretion from time to time; such institutions shall include: Citibank, N.A., Chemical Bank, and Bankers Trust Company. Such institution may be changed at Lender's discretion, such change to be effective at the end of any month.

     "Prime Rate Loan" shall mean an advance under the Revolving Credit Note bearing interest by reference to the Prime Rate.

     "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Restated Revolving Credit Note" shall mean the promissory note of the Borrower described in Subsection 2.01 hereof and being in the form of note attached as Exhibit "A" hereto, and all renewals. extensions, modifications and rearrangements thereof.

     "RICO" shall mean the Racketeer Influence and Corrupt Organization Act of 1970, as amended.

     "Security Instruments" shall mean this Agreement. the agreements or instruments described or referred to in Sections 7.09, 7.10 and 7.12 hereof, and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower, any Subsidiary or any other Person (other than solely by the Lender and/or any bank or creditor participating in the benefits of loans evidenced by the Notes or any collateral or security therefor) in connection with, or as security for the payment or performance of, the Notes or this Agreement, including, but not limited to the following:

     (1) that certain Security Agreement (Accounts, Equipment, General Intangibles, Instruments and/or Inventory) (the "Security Agreement") dated as of February 3, 1994, executed by Borrower;

     (2) that certain Assignment of Life Insurance Policy as Collateral dated as of September 16, 1994, executed by Borrower in favor of Lender;

     (3) that certain Financing Statement executed by Borrower in favor of Lender and filed with the Texas Secretary of State under financing statement number 94-054872;

     (4) that certain Financing Statement executed by Borrower in favor of Lender and filed with the North Carolina Secretary of State under Financing Statement Number 1242263;

     (5) that certain Financing Statement executed by Borrower in favor of Lender and filed with the Florida Secretary of State under Financing Statement Number 95-12778; and

     (6) that certain Financing Statement executed by Borrower in favor of Lender and filed with the Pennsylvania Secretary of State under Financing Statement Number 24500254.

     "Subsidiary" shall mean any corporation of which more than fifty percent (50%) of the issued and outstanding securities having ordinary voting power for the election of directors is owned or controlled, directly or indirectly, by the Borrower and/or one or more of its subsidiaries.

     "Tangible Net Worth" shall mean, as of any date, the amount by which the Borrower's assets plus (i) any liabilities owed to shareholders that are subordinated to Indebtedness, (iii) redeemable, convertible preferred stock issued in a form satisfactory to Lender and (ii) mandatory redeemable convertible preferred stock, less (i) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses and other similar intangibles net of accumulated amortization, (ii) unamortized debt discount and expense, (iii) assets located, and notes and accounts receivable due from obligors domiciled outside the United States of America, and (iv) obligations due to the Borrower from shareholders or other related parties', as of such date exceed the Borrower's liabilities as of such date.

     "Working Capital" shall mean current assets according to generally accepted accounting principles less current liabilities according to generally accepted accounting principles.

     Section 1.03 Accounting Principles.  Where the character or amount of any
                   ---------------------
asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with generally accepted accounting principles, consistently applied, except where such principles are inconsistent with the requirements of this Agreement.


                                  ARTICLE II
                                  -----------

                           AMOUNT AND TERMS OF LOAN
                           ------------------------

     Section 2.01  The Loans and Commitment.  Subject to the terms and
                    ------------------------
conditions and relying on the representations and warranties contained in this Agreement, the Lender agrees to make the following loans to the Borrower:

          Revolving Credit Loans.  From the date of this Agreement through the
          ----------------------
          Drawdown Termination Date, the Lender may make revolving credit loans to the Borrower from time to time on any Business Day in such amounts as the Borrower may request up to the maximum amount hereinafter stated, and the Borrower may make borrowings, prepayments and reborrowings (as permitted or required in Sections 2.06 and 2.07 hereof) in respect thereof; provided, however, that the aggregate principal amount of all such revolving credit loans at any one time outstanding under the Restated Revolving Credit Note plus the aggregate face amount of all outstanding letters of credit issued by Lender on behalf of Borrower shall not exceed the Borrowing Base. To evidence the revolving credit loans made by the Lender pursuant to this subsection, the Borrower will issue, execute and deliver the Restated Revolving Credit Note dated as of the date of this Agreement and payable on the Drawdown Termination Date. Interest on the Restated Revolving Credit Note shall accrue at the rate provided in
          Section 2.02 hereof and shall be payable monthly on the first day of each month during its term.

     Section 2.02  Interest Rate and Other Fees.
                    ----------------------------

     1.   The Notes shall bear interest at the following rates:

          (a) The Restated Revolving Credit Note shall bear interest from the date thereof until maturity at a varying rate per annum which is equal to the daily average Prime Rate, as the same may change from day to day, calculated as of the last day of each month (but in no event to exceed the Maximum Nonusurious Interest Rate) or, at the election of Borrower in accordance with subsection (b) hereof, at a varying rate per annum which is 2.5 percent (2.5%) above the applicable LIBOR Rate (but in no event to exceed the Maximum Nonusurious Interest Rate).

          (b) Provided no Default shall have occurred and be continuing, the Borrower may elect by 11:00 a.m., Central standard time, on the third (3rd) Business Day prior to (i) the date of any proposed advance under the Restated Revolving Credit Note which is to bear interest at the LIBOR Rate, (ii) the end of each LIBOR Period with respect to any LIBOR Rate Loan, or (iii) the date on which the Borrower wishes to convert any Prime Rate Loan to a LIBOR Rate Loan, to have all or some portion of the Indebtedness under the Restated Revolving Credit Note bear interest at the LIBOR Rate for the next succeeding LIBOR Period as designated by the Borrower in such election. Borrower shall evidence such election by the delivery of a written notice to Lender. If no election is received with respect to a LIBOR Rate Loan by 11:00 a.m., Central standard time, on the third (3rd) Business Day prior the end of the LIBOR Period with respect to such LIBOR Rate Loan, such LIBOR Rate Loan shall be converted to an Prime Rate Loan at the end of the LIBOR Period. Each election shall be made by delivery of a written notice to Lender, by telecopy or overnight courier. Borrower shall have the option to (i) convert at any time all or any part of its outstanding Indebtedness under the Restated Revolving Credit Note equal to $100,000,00 and integral multiples of $50,000.00 in excess of that amount from LIBOR Rate Loans to Prime Rate Loans or from Prime Rate Loans to LIBOR Rate Loans, or (ii) upon the expiration of any LIBOR Period applicable to a LIBOR Rate Loan, to continue all or any portion of such loan equal to $100,000.00 and integral multiples of $50,000.00 in excess of that amount as a LIBOR Rate Loan and the succeeding LIBOR Periods(s) of such continued Loan shall commence on the last day of the LIBOR Period of the loan to be continued; provided that LIBOR Rate Loans may only be converted into Prime Rate Loans on the expiration date of a LIBOR Period applicable thereto; and provided further, that no outstanding loan may be made or continued as, or be converted into, a LIBOR Rate Loan when any Default as occurred and is continuing.

          (c) Upon the occurrence of a Default or an Event of Default, principal and past due interest (to the extent permitted by law) in respect of the Notes shall bear interest at a rate which is three percent (3%) per annum in excess of the rate set forth in Subsections 2.02(a) hereinabove (but in no event to exceed the Maximum Nonusurious Interest Rate) irrespective of whether the maturity of the Indebtedness has been accelerated.

          (d) Notwithstanding anything to the contrary contained herein, if the introduction of any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for Lender to agree to make or to make or to continue to fund or maintain any LIBOR Rate Loan, then, on notice thereof and demand therefor by Lender to Borrower (i) the obligation of Lender to agree to make or to make or to continue to fund or maintain LIBOR Rate Loans shall terminate and (ii) Borrower shall forthwith prepay in full all outstanding LIBOR Rate Loans. together with interest accrued thereon, unless Borrower, within five
(5) Business Days after the delivery of such notice and demand, converts all such LIBOR Rate Loans into a Prime Rate

Loans.

          (e) Interest calculations are subject to certain recapture provisions set forth in the Notes.

     2. The fee to Lender for letters of credit issued by Lender on behalf of Borrower shall equal the greater of 1% per annum of the amount of the letter of credit or $250.00.

     3. From the date hereof until maturity, the Borrower shall pay a commitment fee to the Lender equal to one quarter of one percent (.25%) per annum of the unadvanced portion of the Revolving Credit Note; one twelfth (1/12) of such fee shall be paid each month based on the unadvanced portion of the Revolving Credit Note for that month.

     Section 2.03  Notice and Manner of Revolving Credit Borrowing.  The amount
                   -----------------------------------------------
and date of each revolving credit loan shall be made as set forth in this Section. Advances under the Restated Revolving Credit Note may be made by the Lender (i) pursuant to the terms of any written agreement executed in connection herewith between Borrower and Lender, or (ii) at the oral or written request of the Borrower or of any officer or agent of Borrower designated by or acting under the authority of resolutions of the board of directors of Borrower, if a corporation, or other written authorization of Borrower if other than a corporation, a duly certified or executed copy of which shall be furnished to the Lender, until written notice of the revocation of such authority is received by the Lender. Borrower covenants and agrees to furnish to the Lender written confirmation of any such oral request within five (5) days of the resulting loan or advance, but any such loan or advance shall be deemed to be made under and entitled to the benefits of the Restated Revolving Credit Note irrespective of any failure by Borrower to furnish such written confirmation. Any loan or advance shall be conclusively presumed to have been made under the terms of the Restated Revolving Credit Note to or for the benefit of Borrower when made pursuant to the terms of any written agreement executed in connection therewith between Borrower and Lender, or in accordance with such requests and directions, or when said advances are deposited to the credit of the account of Borrower with Lender regardless of the fact that persons other than those authorized hereunder may have authority to draw against such account, or may have requested an advance. Unless requested by Borrower in writing all requests for advances shall be presumed to be for an advance on the Restated Revolving Credit Note.

     Section 2.04  Application of Cash Sums.  All cash sums paid to and
                   ------------------------
received by the Lender on account of any Property upon which the Lender has a Lien (i) shall be promptly applied by the Lender on the Indebtedness whether or not such Indebtedness shall have, by its terms, matured, such application to be made to principal or interest or expenses as the Lender may elect; provided, however, the Lender need not apply or give credit for any item included in such sums until the Lender has received final credit therefor from its bank in accordance with normal banking practices (at least three [3] business days shall be allowed for collection of all items through normal banking channels) or has received solvent credits accepted as such by the

Lender; provided, further, however, the Lender's failure to so apply any such sums shall not be a waiver of the Lender's right to so apply such sums or any other sums at any time, or (ii) prior to the happening of any Default or Event of Default, at the option of the Lender, shall be released to the Borrower for use in the Borrower's business.

     Section 2.05  Computation.  All payments of interest shall be computed on
                   -----------
the per annum basis of a year of three hundred sixty (360) days and for the actual number of days (including the first but excluding the last day) elapsed unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per annum basis of a year of three hundred sixty five
(365) or three hundred sixty six (366) days, as the case may be.

     Section 2.06  Voluntary Prepayments and Reborrowings.  The unpaid
                   --------------------------------------
principal balance of each Note at any time shall be the total amounts loaned or advanced under each Note by the Lender, less the amount of payments or prepayments of principal made on each Note by or for the account of Borrower.
It is contemplated that by reason of prepayments thereon there may be times when no Indebtedness is owing thereunder; but notwithstanding such occurrences, each Note shall remain valid and be in full force and effect as to loans or advances made pursuant to and under the terms of each Note subsequent to each such occurrence. All loans or advances and all payments or prepayments made thereunder on account of principal or interest may be evidenced by Lender, or any subsequent holder, maintaining in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower resulting from all loans or advances and all payments or prepayments thereunder from time to time and the amounts of principal and interest payable and paid from time to time thereunder, in which event, in any legal action or proceeding in respect of the Notes, the entries made in such account or accounts shall be conclusive evidence of the existence and amounts of the obligations of the Borrower therein recorded.

     Section 2.07  Mandatory Prepayments.  If at any time the outstanding
                   ---------------------
principal balance under the Restated Revolving Credit Note exceeds the Borrowing Base, then the Borrower shall forthwith prepay the amount of such excess for application towards reduction of the outstanding principal balance of the Restated Revolving Credit Note. Said prepayment shall be without premium or penalty, and shall be made together with the payment of accrued interest on the amount prepaid.

     Section 2.08  Cross-collateralization and Default.  The Security
                   -----------------------------------
Instruments, including this Agreement, the Notes and any other instrument given in connection with, or as security for, any Indebtedness of the Borrower or any Subsidiary, shall serve as security one for the other, and an event of default under the Notes or any such instrument shall constitute an event of default under all such other Notes and instruments.

     Section 2.09  Prepayment in Full.  The Borrowers may at any time prepay in
                   ------------------
full the loans evidenced by the Notes.

                                  ARTICLE III
                                  -----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender (which representations and warranties will survive the delivery of the Notes and the making of the loans thereunder) that:

     Section 3.01  Corporate Existence.  The Borrower and each Subsidiary is a
                   -------------------
corporation duly organized, legally existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all Jurisdictions wherein it maintains a place of business.

     Section 3.02  Corporate Power and Authorization.  The Borrower is duly
                   ---------------------------------
authorized and empowered to create and issue the Notes; and the Borrower and each Subsidiary is duly authorized and empowered to execute, deliver and perform the Security Instruments, including this Agreement, to which it is a party; and all corporate action on the Borrower's or any Subsidiary's part requisite for the due creation and issuance of the Notes and for the due execution, delivery and performance of the Security Instruments, including this Agreement, to which the Borrower or any Subsidiary is a party has been duly and effectively taken. The Board of Directors of the Borrower acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to valid and unanimous consent, has determined (i) that entry into and performance of this Agreement and each of the other documents to which the Borrower is a party, directly or indirectly benefits the Borrower and (ii) that adequate and fair consideration and reasonably equivalent value has been received by the Borrower to execute and perform this Agreement and each of the other documents to which it is a party.

     Section 3.03  Binding Obligations.  This Agreement does, and the Notes and
                   -------------------
other Security Instruments to which the Borrower and any Subsidiaries are parties upon their creation, issuance, execution and delivery will, constitute valid and binding obligations of the Borrower or the Subsidiary, as the case may be, enforceable in accordance with their terms.

     Section 3.04  No Legal Bar or Resultant Lien.  The Notes and the Security
                   ------------------------------
Instruments, including this Agreement, to which the Borrower or any Subsidiary is a party, do not and will not violate any provisions of the articles or certificates of incorporation or bylaws of the Borrower or any such Subsidiary, or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Borrower or such Subsidiary is subject, or result in the creation or imposition of any Lien upon any Properties of the Borrower or such Subsidiary, other than those contemplated by this Agreement.

     Section 3.05  No Consent.  The execution, delivery and performance of the
                   ----------
Notes and the Security Instruments, including this Agreement, to which the Borrower or any Subsidiary is a party do not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

     Section 3.06  Financial Condition.  The unaudited consolidated and
                   -------------------
consolidating financial statements of the Borrower and its Subsidiaries dated May 31, 1996, which have been delivered to the Lender, are complete and correct, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fully and accurately reflect the financial condition and results of the operations of the Borrower and its Subsidiaries as at the date or dates and for the period or periods stated (subject only to normal year-end audit adjustments with respect to any unaudited interim statements). No material adverse change, either in any case or in the aggregate, has since occurred in the condition, financial or otherwise, of the Borrower or any Subsidiary, except as disclosed to the Lender in writing.

     Section 3.07  Investments and Guaranties.  Neither the Borrower nor any
                   --------------------------
Subsidiary has made investments in, advances to or guaranties of the obligations of any Person, except as reflected in the Financial Statements or disclosed to the Lender in writing.

      Section 3.08  Issuance of Stock.  There are no outstanding subscriptions,
                    -----------------
warrants, options, calls, commitments, convertible securities or other agreements to which Borrower is a party or by which it is bound, calling for the issuance of any capital stock or securities convertible into capital stock of Borrower.

     Section 3.09  Liabilities.  Except for liabilities incurred in the normal
                   -----------
course of business, neither the Borrower nor any Subsidiary has any material (individually or in the aggregate) liabilities, direct or contingent, except as disclosed or referred to in the Financial Statements or as disclosed to the Lender in writing. Except as described in the Financial Statements, or as other-wise disclosed to the Lender in writing, there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary which involves the possibility of any judgment or liability not fully covered by insurance, and which may materially and adversely affect the business or the Properties of the Borrower or any Subsidiary or their ability to carry on business as now conducted.

     Section 3.10  Taxes; Governmental Charges.  The Borrower and each
                   ---------------------------
Subsidiary has filed all tax returns and reports required to be filed and has paid all taxes, assessments, fees and other governmental charges levied upon it.

     Section 3.11  Titles, etc.  The Borrower and each Subsidiary has good
                   -----------
title to its respective material (individually or in the aggregate) Properties, free and clear of all Liens except those referred to in the Financial Statements.

     Section 3.12  Defaults.  Neither the Borrower nor any Subsidiary is in
                   --------
default (in any respect which materially and adversely affects its respective business, Properties, operations or condition, financial or otherwise) under any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound, except as disclosed to the Lender in writing. No Default hereunder has occurred and is continuing.

     Section 3.13  Use of Proceeds; Margin Stock.  The proceeds of the Restated
                   -----------------------------
Revolving Credit Note will be used by the Borrower for working capital and for issuing letters of credit. None of such proceeds will be used for, and neither the Borrower nor any Subsidiary are engaged in, the business of extending credit for the purpose of purchasing or carrying any "margin stock" as defined in Regulations G or U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulations G or U. No part of the proceeds of the loans evidenced by the Notes will be used for any purpose which violates Regulation X of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 224). All loans evidenced by the Notes are and shall be "business loans" as such term is used in the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended, and such loans are for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use, as such terms are used and defined in Chapter 1 of the Texas Credit Code, Title 79, Texas Revised Civil Statutes. Neither the Borrower nor any Subsidiary nor any Person acting on behalf of the Borrower or any Subsidiary has taken or will take any action which might cause the Notes or any of the Security Instruments, including this Agreement, to violate Regulations G or U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.

     Section 3.14  Compliance with the Law.  Neither the Borrower nor any
                   -----------------------
Subsidiary:

     (a) is in violation of any law, ordinance, or governmental rule or regulation to which the Borrower or any Subsidiary or any of their respective Properties are subject including but not limited to those laws, ordinances and governmental rules and regulations regarding employee wages and overtime;

     (b) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of their respective Properties or the conduct of their respective businesses;

which violation or failure might adversely affect the business, prospects, profits, Properties or condition (financial or otherwise) of the Borrower or any Subsidiary.

     Section 3.15  ERISA.  The Borrower and its Subsidiaries are in compliance
                   -----
in all material respects with the applicable provisions of ERISA, and no "reportable event," as such term is defined in Section 4043 of ERISA, has occurred with respect to any of the Borrower or any

Subsidiary.

     Section 3.16  Subsidiaries.  The Borrower has no Subsidiaries.
                   ------------

     Section 3.17  Direct Benefit From Loans.  The Borrower has received, or,
                   -------------------------
upon the execution and funding thereof, will receive (i) direct benefit from the making and execution of this Agreement and the other documents to which it is a party, and (ii) fair and independent consideration for the entry into, and performance of, this Agreement and the other documents to which it is a party.

     Section 3.18  RICO.  The Borrower is not in violation of any laws,
                   ----
statutes or regulations, including, without limitation, RICO, which contain provisions which could potentially override Lender's security interest in the Collateral (as that term is defined in the Security Instruments).

                                  ARTICLE IV
                                  -----------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     A deviation from the provisions of this Article IV shall not constitute a Default under this Agreement if such deviation is consented to in writing (in the manner hereinafter provided in Section 8.02) by the Lender. Without the prior written consent of the Lender, the Borrower will at all times comply with the covenants contained in this Article IV, from the date hereof and for so long as any part of the Notes or the Commitment is outstanding.

     Section 4.01  Financial Statements and Reports.  The Borrower and the
                   --------------------------------
Subsidiaries will promptly furnish to the Lender from time to time upon request such information regarding the business and affairs and financial condition of the Borrower and its Subsidiaries as the Lender may reasonably request, and will furnish to the Lender:

     (a)  Annual Financial Statements.  As soon as available and in any event
          ---------------------------
within one hundred twenty (120) days after the close of each fiscal year of the Borrower, the audited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such year and the audited consolidated and consolidating operating statements of the Borrower and its Subsidiaries as at the end of such year (showing income, expenses and surplus), setting forth in each case in comparative form figures for the previous fiscal year, all prepared in accordance with generally accepted accounting principles and accompanied by the unqualified opinion of an independent certified public accountant acceptable to the Lender;

     (b)  Monthly Financial Statements.  As soon as available and in any event
          ----------------------------
within thirty (30) days after the end of each calendar month, (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such month, (ii) the consolidated and consolidating operating statements of the Borrower and its Subsidiaries for such month (showing income, expenses and surplus for such month and for the period from the beginning of the fiscal year to the end of such month) and (iii) a compliance report calculating the financial covenants set forth in Sections 5.10, 5.11,
5.12 and 5.18 of this Agreement;

     (c)  Accounts Ages.  As soon as available and in any event within thirty
          -------------
(30) days after the end of each calendar month, an aging of all accounts receivable, showing each such account which is thirty (30), sixty (60), ninety
(90) and over ninety (90) days past due and customer statements detailing the balance of each account;

     (d)  Inventory Report.  As soon as available, upon the request of Lender, a
          ----------------
schedule of Inventory, indicating product type, location and cost and a schedule of accounts payable; and

     (e)  Monthly Borrowing Base Report. As soon as available and, in any event,
          -----------------------------
within 30 days after the end of each calendar month, a report in such form as Lender may reasonably request, reflecting the Eligible Accounts and Eligible Inventory of Borrower as of the last day of the previous calendar month and calculating the Accounts Advance Amount and Inventory Advance Amount based thereon. Such report shall also reflect such other information as Lender may reasonably request.

All such balance sheets and other financial statements referred to in this
Section 4.01 above shall be in such detail as the Lender may reasonably request and shall conform to generally accepted accounting principles applied on a basis consistent with those of the Financial Statements, except only for such changes in accounting principles or practice with which independent certified public accountants concur.

     Section 4.02  Annual Audits.  Borrower and its Subsidiaries shall allow
                   -------------
Lender or Lender's agents to conduct annual accounts receivable and inventory audits. Borrower shall pay for all costs and expenses associated with such audits.

     Section 4.03  Compliance with Laws, Payment of Taxes and Other Claims.
                   -------------------------------------------------------
The Borrower will and will cause each Subsidiary to observe and comply with (a) all laws, statutes, codes, acts, ordinances, rules, regulations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers applicable to it and where the failure to observe or comply would have a material adverse effect on the condition, financial or otherwise, of Borrower; and (b) pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon the Borrower or any Subsidiary or upon the income or any Property of the Borrower or any Subsidiary as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a lien upon any or all of the Property of the Borrower or any Subsidiary; provided, however, that, subject to the written approval of the Lender, neither the Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted and if the Borrower or its Subsidiary shall have set up reserves therefor adequate under generally accepted accounting principles.

     Section 4.04  Maintenance.  The Borrower will and will cause each
                   -----------
Subsidiary to (i) maintain its corporate existence, rights and franchises; (ii) observe and comply with all valid laws, statutes, codes, acts, ordinances, judgments, injunctions, rules, regulations, certificates, franchises, permits and licenses (including without limitation applicable statutes, regulations, orders and restrictions relating to environmental standards or controls or to energy regulations) of all federal, state, county, municipal and other governmental authorities; (iii) maintain its Properties (and any Properties leased by or consigned to it or held under title retention or conditional sales contracts) in good and workable condition (ordinary wear and tear excepted) at all times and make all repairs, replacements, additions, betterments and improvements to its Properties as are needful and proper so that the business carried on in connection therewith may be conducted properly and efficiently at all times; and (iv) maintain and keep books of records and accounts, all in accordance with generally accepted accounting principles, consistently applied, of all dealings and transactions in relation to its business and activity.

     Section 4.05  Further Assurances.  The Borrower will and will cause each
                   ------------------
Subsidiary to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments, including this Agreement. The Borrower at its expense will promptly execute and deliver to the Lender upon request all such other and further documents, agreements and instruments to effectuate the agreements of the Borrower or any of its Subsidiaries in the Security Instruments, including in this Agreement, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the Security Instruments, or more fully to state the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

     Section 4.06  Performance of Obligations.  The Borrower will pay the Notes
                   --------------------------
according to the reading, tenor and effect thereof; and the Borrower will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Borrower under the Security Instruments, including this Agreement, at the time or times and in the manner specified, and cause each of its Subsidiaries to take such action with respect to their obligations to be performed and discharged under the Security Instruments to which they respectively are parties.

     Section 4.07  Reimbursement of Expenses.  The Borrower will pay all
                   -------------------------
reasonable legal fees incurred by the Lender in connection with the preparation, amendment, interpretation, administration and enforcement of this Agreement and any and all other Security Instruments contemplated hereby. The Borrower will, upon request, promptly reimburse the Lender for all amounts expended, advanced or incurred by the Lender to satisfy any obligation of the Borrower under this Agreement or any other Security Instrument, or to protect the Properties or business of the Borrower or any Subsidiary or to collect the Notes, or to enforce the rights of the Lender under this Agreement, the Notes, or any other Security Instrument, which amounts will include all court costs, attorneys' fees, fees of auditors and accountants, and investigation expenses reasonably incurred by the Lender in connection with any such matters, together with interest at either (i) if a Default or Event of Default shall have occurred and be continuing, the rate specified in Section 2.02(b) on each such amount from the date that the same is expended, advanced or incurred by the Lender until the date of reimbursement to the Lender, or (ii) if no Default or Event of Default shall have occurred and be continuing, the rate specified in Section 2.02(a) on each such amount from the date that the same is expended, advanced or incurred by the Lender until the date of written demand or request by the Lender for the reimbursement of same, and thereafter at the rate specified in Section 2.02(b) until the date of reimbursement to the Lender.

     Section 4.08  Insurance.  The Borrower and each Subsidiary now maintains
                   ---------
and will continue to maintain with financially sound and reputable insurers, insurance with respect to its respective Properties and businesses against such liabilities, casualties, risks and contingencies and in such types and amounts as is customary in the case of corporations engaged in the same or similar businesses and similarly situated but in any event, all fixed assets of the Borrower shall be insured for an amount at least equal to the unpaid principal balance of the Notes, from time to time outstanding. All such policies shall name the Lender as loss payee. Upon request of the Lender, the Borrower will furnish or cause to be furnished to the Lender from time to time a summary of the insurance coverage of the Borrower and its Subsidiaries in form and substance satisfactory to the Lender and if requested will furnish the Lender copies of the applicable policies.

     Section 4.09  Right of Inspection.  The Borrower will permit and will cause
                   -------------------
each Subsidiary to permit any officer, employee or agent of the Lender to visit and inspect any of the Properties of the Borrower or any Subsidiary, examine the Borrower's or any Subsidiary's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Borrower or any Subsidiary with the Borrower's or Subsidiary's officers, employees, accountants and auditors, all at such times and as often as the Lender may reasonably desire.

     Section 4.10  Notice of Certain Events.  The Borrower shall promptly
                   ------------------------
notify the Lender if the Borrower learns of the occurrence of (i) any event which constitutes a Default, together with a detailed statement by a responsible officer of the Borrower of the steps being taken to cure the effect of such Default; or (ii) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness of the Borrower or any Subsidiary or of any security (as defined in the Securities Act of 1933, as amended) of the Borrower or any Subsidiary with respect to a claimed default, together with a detailed statement by a responsible officer of the Borrower specifying the notice given or other action taken by such holder and the nature of the claimed default and what action the Borrower or its Subsidiary is taking or proposes to take with respect thereto; or (iii) any legal, judicial or regulatory proceedings affecting the Borrower or any Subsidiary or any of the Properties of the Borrower or any Subsidiary in which the amount involved is material and is not covered by insurance or which, if adversely determined, would have a material and adverse effect on the business or the financial condition of the Borrower or any Subsidiary; or (iv) any dispute between the Borrower or any Subsidiary and any governmental or regulatory body or any other Person which, if adversely determined, might materially interfere with the normal business operations of the Borrower or any Subsidiary; or (v) any material adverse changes, either in any case or in the aggregate, in the assets, liabilities, financial condition, business, operations, affairs or circumstances of the Borrower or any Subsidiary, from those reflected in the Financial Statements or by the facts warranted or represented in any Security Instrument, including this Agreement.

     Section 4.11  ERISA Information and Compliance. The Borrower will promptly
                   --------------------------------
furnish to the Lender (i) if requested by the Lender, promptly after the filing thereof with the United States Secretary of Labor or the Pension Benefit Guaranty Corporation, copies of each annual and other report with respect to each Plan or any trust created thereunder, and (ii) immediately upon becoming aware of the occurrence of any "reportable event," as such term is defined in
Section 4043 of ERISA, or of any "prohibited transaction," as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal financial officer of the Borrower specifying the nature thereof, what action the Borrower or any of its Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto. The Borrower will fund, or will cause its Subsidiaries to fund, all current service pension liabilities as they are incurred under the provisions of all Plans from time to time in effect for the benefit of employees of the Borrower or any of its Subsidiaries, and comply with all applicable provisions of ERISA.

     Section 4.12  Environmental Requirements.  Borrower shall comply with all
                   --------------------------
federal laws, state statutes, municipal ordinances and all other governmental standards, rules and regulations applicable to Borrower or to its Property in respect to occupational health and safety, hazardous waste and substances and environmental matters. Borrower shall promptly notify Lender of its receipt of any notice of a violation or an alleged violation of any such federal laws, state statutes, municipal ordinances or other governmental standards, rules or regulations. Borrower shall indemnify and hold Lender harmless from all loss, cost, damages, claim and expense incurred by Lender on account of the Borrower's failure to perform the obligations of this Section.

     Section 4.13  Management of Borrower.  Except in the event of Terrence M.
                   ----------------------
Hunt's death or a disability which prevents Terrence M. Hunt from working, Terrence M. Hunt shall manage Borrower, shall be the president of Borrower and shall be a member of the board of directors of Borrower during the term of this Agreement.

                                   ARTICLE V
                                   ---------

                              NEGATIVE COVENANTS
                              ------------------

     A deviation from the provisions of this Article V shall not constitute a Default under this Agreement if such deviation is consented to in writing (in the manner hereinafter provided in

Section 8.02) by the Lender. Without the prior written consent of the Lender, the Borrower will at all times comply with the covenants contained in this
Article V, from the date hereof and for so long as any part of the Notes or the Commitment is outstanding.

     Section 5.01  Debts, Guaranties and Other Obligations.  Neither the
                   ---------------------------------------
Borrower nor any Subsidiary will incur, create, assume or in any manner become or be liable in respect of any indebtedness (including obligations for the payment of rentals); and neither the Borrower nor any Subsidiary will guarantee or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person or agreement for the furnishing of funds to any other Person through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise, except that the foregoing restrictions shall not apply to

     (a)  the Notes or other Indebtedness to the Lender;

     (b) liabilities, direct or contingent, of the Borrower and its Subsidiaries existing on the date of this Agreement which are reflected in the Financial Statements or have been disclosed to the Lender in writing, but not any renewals and extensions thereof;

     (c) endorsements of negotiable or similar instruments for collection or deposit in the ordinary course of business;

     (d) trade payables or similar obligations from time to time incurred in the ordinary course of business other than for borrowed money;

     (e) taxes, assessments or other government charges which are not yet due or are being contested pursuant to Section 4.03 hereof; and

     (f) indebtedness which is subordinated to the Notes by terms satisfactory to the Lender, in its sole discretion.

     Section 5.02  Liens.  Neither the Borrower nor any Subsidiary will create,
                   -----
incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

     (a)  Liens securing the payment of any Indebtedness to the Lender;

     (b) Liens for taxes, assessments, or other governmental charges not yet due or which are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor;

     (c) Liens of landlords, vendors, carriers, warehousemen, mechanics, laborers and materialmen arising by law in the ordinary course of business for sums not yet due or, subject to the written approval of the Lender. being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor;

     (d) Liens existing on Property owned by the Borrower or any Subsidiary on the date of this Agreement which have been disclosed to the Lender in writing but not any renewals and extensions thereof;

     (e) pledges or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws; and

     (f) inchoate liens arising under ERISA to secure the contingent liability of the Borrower or any Subsidiary permitted by Section 4.11 hereof.

     Section 5.03  Investments, Loans and Advances.  Neither the Borrower nor
                   -------------------------------
any Subsidiary will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

     (a) loans, advances or investments the material details of which have been set forth in the Financial Statements or have been otherwise disclosed to the Lender in writing prior to the execution of this Agreement;

     (b) investments in direct obligations of the United States of America or any agency thereof;

     (c) investments in certificates of deposit issued by Lender or commercial banks in the United States having a combined capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00); and

     (d) investments in commercial paper with the best rating by Standard & Poor's, Moody's Investors Service, Inc., or any other rating agency satisfactory to the Lender issued by companies in the United States with a combined capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00).

     Section 5.04  Dividends, Distributions and Redemptions.  The Borrower will
                   ----------------------------------------
not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders, or make any distribution of its assets to its stockholders as such.

     Section 5.05  Sale of Properties.  Neither the Borrower nor any Subsidiary
                   ------------------
will sell, transfer or otherwise dispose of all or any substantial portion or integral part of its Properties except in the ordinary course of business, or enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any Subsidiary shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby the Borrower or any Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which the Borrower or any Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

     Section 5.06  Nature of Business.  Neither the Borrower nor any Subsidiary
                   ------------------
will permit any material change to be made in the character of its business as carried on at the date hereof.

     Section 5.07  Mergers, Consolidations, etc.  Neither the Borrower nor any
                   ----------------------------
Subsidiary will amend its certificate or articles of incorporation or otherwise change its corporate name or structure, or consolidate with or merge into or acquire any Person, or permit any other Person to consolidate with or merge into or acquire the Borrower or any Subsidiary or acquire the stock of any corporation or form any Subsidiary.

     Section 5.08  ERISA Compliance.  The Borrower will not at any time permit
                   ----------------
any Plan maintained by it or any Subsidiary to:

     (a)  engage in any "prohibited transaction" as such term is defined in
Section 4975 of the Internal Revenue Code of 1986, as amended;

     (b)  incur any "accumulated funding deficiency" as such term is defined in
Section 302 of ERISA; or

     (c) terminate any such Plan in a manner which could result in the imposition of a Lien on the Property of the Borrower or any Subsidiary pursuant to Section 4068 of ERISA.

     Section 5.09  Issuance of Stock.  During the term of this Agreement,
                   -----------------
Borrower will not issue any additional shares of stock which would substantially change the voting rights of shareholders of Borrower as of the date of this Agreement.

     Section 5.10  Tangible Net Worth.  During the term of this Agreement,
                   ------------------
Borrower shall not permit its Tangible Net Worth on a consolidated basis to be less than $6,700,000.00.00. Such determination shall be made each month.

     Section 5.11  Minimum Current Ratio.  During the term of this Agreement,
                   ---------------------
the Borrower shall not permit its ratio of (i) current assets according to generally accepted accounting principles to (ii) current liabilities according to generally accepted accounting principles, to be less than 1.20 to 1.0.

     Section 5.12  Ratio of Debt to Tangible Net Worth.  During the term of
                   -----------------------------------
this Agreement, the Borrower shall not permit its ratio of (i) all liabilities according to generally accepted accounting principles, including without limitation, current lease obligations, but excluding any liabilities that are subordinated to the Indebtedness to (ii) Tangible Net Worth on a consolidated basis to be greater than 2.75 to 1.0. Such determination shall be made each month.

     Section 5.13  Minimum Losses.  During the term of this Agreement, the
                   --------------
Borrower shall not permit its net income to be less than zero for two consecutive quarters or on an annual basis.

     Section 5.14  Changes in Accounting Methods.  The Borrower will not make
                   -----------------------------
any change in its accounting method as in effect on the date of this Agreement or change its fiscal year ending date from December 31, unless such changes have the prior written approval of the Lender.

     Section 5.15  Transactions With Affiliates.  The Borrower will not,
                   ----------------------------
directly or indirectly, enter into any transaction (including, but not limited to, the sale or exchange of property or the rendering of any service) with any Affiliate, other than in the ordinary course of its business and upon substantially the same or better terms as it could obtain in an arm's length transaction with a Person who is not an Affiliate.

     Section 5.16  Use of Proceeds.  The Borrower will not use the proceeds of
                   ---------------
the Restated Revolving Credit Note for purposes other than those set forth in
Section 3.13.

     Section 5.17  RICO.  The Borrower will not violate any laws, statutes or
                   ----
regulations, whether federal or state, for which forfeiture of its properties is a potential penalty, including, without limitation, RICO.

     Section 5.18  Minimum Working Capital.  During the term of this Agreement,
                   -----------------------
the Borrower shall not permit its Working Capital to be less than $3,000,000.00."

                                  ARTICLE VI
                                  -----------

                               EVENTS OF DEFAULT
                               -----------------

     Section 6.01  Events.  Any of the following events shall be considered an
                   ------
"Event of Default" as that term is used herein:

     (a)  Principal and Interest Payments.  Default is made in the payment or
          -------------------------------
prepayment when due of any installment of principal or interest on the Notes or any other Indebtedness; or

     (b)  Representations and Warranties. Any representation or warranty made by
          ------------------------------
the Borrower or any Subsidiary in any Security Instrument, including this Agreement, proves to have been incorrect in any material respect as of the date thereof; or any representation, statement (including financial statements), certificate or data furnished or made by the Borrower or any Subsidiary (or any officer, accountant or attorney of the Borrower or any Subsidiary) under any Security Instrument, including this Agreement, proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified; or

     (c)  Affirmative Covenants.  Default is made in the due observance or
          ---------------------
performance of any of the covenants or agreements contained in Article IV of this Agreement, or

     (d)  Negative Covenants.  Default is made in the due observance or
          ------------------
performance by the Borrower or any Subsidiary of any of the covenants or agreements contained in Article V of this Agreement; or

     (e)  Conditions Precedent.  The Borrower fails to satisfy, or cause to be
          --------------------
satisfied, any of the conditions precedent contained in Article VII hereof which are not to be completed as of the date of this Agreement; or

     (f)  Other Security Instrument Obligations.  Default is made in the due
          -------------------------------------
observance or performance by the Borrower or any Subsidiary of any of the covenants or agreements contained in any Security Instrument other than this Agreement, and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such Security Instrument; or

     (g)  Involuntary Bankruptcy Proceedings.  A receiver, conservator,
          ----------------------------------
custodian, liquidator, creditors' committees board of inspectors, rehabilitator, trustee or similar individual officer or committee of the Borrower or any Subsidiary, or of any of their Property, is created, engaged, retained, procured, authorized, or appointed in the United States or under any law of any foreign country by the order or decree of any court or agency or supervisory authority having jurisdiction; or the Borrower or any Subsidiary becomes a debtor under the Bankruptcy Code of the United States or under the law of any foreign country, or is the subject of an order for relief, or becomes a bankrupt or insolvent; or any of the Borrower's or any Subsidiary's Property is sequestered, seized, or attached in the United States or under any law of any foreign country by court order or decree; or a complaint, petition or similar pleading is filed against the Borrower or any Subsidiary under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, in the United States or in any foreign country, whether such law is now in existence or hereafter in effect; or

     (h)  Voluntary Petitions.  The Borrower or any Subsidiary files a petition
          -------------------
in bankruptcy or reorganization or seeks relief under any provision of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, in the United States or in any foreign country, whether such law is now in existence or hereafter in effect, or the Borrower or any Subsidiary is the subject of an order for relief or winding-up petition entered by any bankruptcy court, or the Borrower or any Subsidiary consents to the filing of any petition against it under and such law in the United States or in any foreign country; or

     (i)  Assignments, Conveyances, or Transfers for Benefit of Creditors.  The
          ---------------------------------------------------------------
Borrower
or any Subsidiary makes an assignment, conveyance, or transfer for the benefit of its creditors, or for the purpose of enforcing a lien against its Property, or admits in writing its inability to pay its debts generally as they become due, or is generally not paying its debts as such debts become due, or consents to the appointment of a custodian, receiver, trustee, assignee, or liquidator of all, substantially all, less than substantially all, or any part of its Property for the purpose of enforcing, a lien against its Property; or

     (j)  Discontinuance of Business.  The Borrower or any Subsidiary
          --------------------------
discontinues its usual business; or

     (k)  Default on Other Debt or Security.  The Borrower or any Subsidiary
          ---------------------------------
fails to make any payment due on any indebtedness or security (as "security" is defined in the Securities Act of 1933, as amended) or any event shall occur or any condition shall exist in respect of any indebtedness or security of the Borrower or any Subsidiary, or under any agreement securing or relating to such indebtedness or security, the effect of which is (i) to cause or to permit any holder of such indebtedness or other security or a trustee to cause (whether or not such holder or trustee elects to cause) such indebtedness or security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or (ii) to permit a trustee or the holder of any security (other than common stock of the Borrower or any Subsidiary) to elect (whether or not such holder or trustee does elect) a majority of the directors on the board of directors of the Borrower or such Subsidiary; or

     (l)  Undischarged Judgments. If judgment for the payment of money in excess
          ----------------------
of Twenty-Five Thousand and No/100 Dollars ($25,000.00) is rendered by any court or other governmental body against the Borrower or any Subsidiary and the Borrower or Subsidiary does not immediately discharge the same or provide for its immediate discharge in accordance with its terms, or procure a stay of execution thereof within ten (10) days from the date of entry thereof, and within said period of ten (10) days from the date of entry thereof or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal while providing such reserves therefor as may be required under generally accepted accounting principles; or

     (m)  Insolvency.  If the Borrower shall be or become insolvent; or
          ----------

     (n)  Fraudulent Transfers.  The Borrower shall have concealed, removed, or
          --------------------
permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent transfer or similar law; or shall have made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint or other process which is not vacated within 60 days from the date thereof; or

     (o)  Forfeiture.  The filing of formal charges under a federal or state law
          ----------
for which forfeiture of Borrower's Property is a potential penalty; or

     (p)  Process Against Borrower.  The issuance of an injunction or order of
          ------------------------
attachment, or any other process which is prior to a final judgment, for a claim of $50,000.00 or more against Borrower, or any of the Borrower's Property, or any Property pledged to secure the Indebtedness; or

     (q) failure of the Borrower, any Subsidiary or the Property pledged to secure the Indebtedness to comply with Regulations G, U or X of the Board of Governors of the Federal Reserve System, as amended.

Notwithstanding the foregoing, the occurrence of any of the events described in Subsection (a) of this Section shall not constitute an Event of Default unless the same shall continue unremedied for five (5) days or more. Notwithstanding the foregoing, the occurrence of any of the events described in Subsections (c),
(d) and (p) of this Section shall not constitute an Event of Default unless Lender provides written notice to Borrower of such event and the event shall continue unremedied for fifteen (15) days or more. However, upon and after Lender's acceleration of the indebtedness as permitted in Section 6.02 below, Borrower shall no longer be entitled to any grace period with respect to any defaults described in Subsections (a), (c), (d), or (p).

     Section 6.02 Remedies.  Upon demand or the happening of any Event of
                  --------
Default specified Section 6.01, (i) the Lender may declare the entire principal amount of all Indebtedness then outstanding including interest accrued thereon to be immediately due and payable (provided, that the occurrence of any event described in Subsections 6.01(g) or (h) shall automatically accelerate the maturity of the Indebtedness, without the necessity of any action by the Lender) without presentment, demand, protest, notice of protest or dishonor, notice of default, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of any kind, all of which are hereby expressly waived by the Borrower and each Subsidiary; and (ii) all obligations, if any, of the Lender hereunder, including the Commitment, shall immediately cease and terminate unless and until the Lender shall reinstate same in writing.

     Section 6.03  Prohibition of Transfer, Assignment and Assumption.  This
                   --------------------------------------------------
Agreement pertains to the extension of debt financing and financial accommodations for the benefit of the Borrower and the Subsidiaries and cannot be transferred to, assigned to or assumed by any other person or entity either voluntarily or by operation of law. In the event Borrower or any Subsidiary becomes a debtor under the Bankruptcy Code of the United States or under the law of any foreign country, any trustee or debtor in possession may not assume or assign this agreement nor delegate the performance of any provision hereunder.

     Section 6.04  Right of Set-off.  Upon the occurrence of any Event of
                   ----------------
Default, or if the Borrower becomes insolvent, however evidenced, the Lender and any agent bank of the Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or any agent bank of the Lender to or for the credit or the account of the Borrower against any and all of the Indebtedness of the Borrower, irrespective of whether or not the Lender shall have made any demand under this Agreement or the Notes and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have. The rights contained in this Section 6.04 shall inure to the benefit of any participant in any loans made hereunder.


                                  ARTICLE VII
                                  -----------

                                  CONDITIONS
                                  ----------

     The obligation of the Lender to make the loans to be evidenced by the Notes is subject to the accuracy of each and every representation and warranty of the Borrower and its Subsidiaries made or referred to in each Security Instrument, including this Agreement, or in any certificate delivered to the Lender pursuant to or in connection with any Security Instrument, including this Agreement, to the performance by the Borrower of its obligations to be performed hereunder on or before the date of the loan, and to the satisfaction of the following further conditions which must be satisfied as of the date of this Agreement or advance under the Restated Revolving Credit Note.

     Section 7.01  Closing.  The delivery of all instruments and certificates
                   -------
referred to in this Article VII not theretofore delivered and for the making of the loans provided for in Article II of this Agreement shall occur contemporaneously with the execution hereof.

     Section 7.02  Notes.  The Borrower shall have duly and validly issued,
                   -----
executed and delivered the Restated Revolving Credit Note to the Lender.

     Section 7.03  Charter; By-laws.  The Lender shall have received a copy,
                   ----------------
certified as true by the Secretary or Assistant Secretary of the Borrower or the Subsidiary, respectively, of the articles or certificate of incorporation and the by-laws of the Borrower and any Subsidiary which is to execute this Agreement or any Security Instrument pursuant to this Agreement.

     Section 7.04  Secretary's Certificates.  The Lender shall have received,
                   ------------------------
on or before the date of Closing, certificates of the Secretary of the Borrower and any Subsidiary which is to execute any Security Instrument pursuant to this Agreement setting forth (i) resolutions of its board of directors in form and substance satisfactory to the Lender with respect to the authorization of the Notes, this Agreement and any other Security Instruments provided herein and the officers authorized to sign such instruments, and (ii) specimen signatures of the officers so authorized.

     Section 7.05  [This section has been intentionally deleted.]

     Section 7.06  Counsel of Lender.  At the time of the loans hereunder, all
                   -----------------
legal matters incident to the transactions herein contemplated shall be satisfactory to counsel of the Lender.

     Section 7.07  No Default.  At the time of each loan hereunder, no Default
                   ----------
shall have occurred, and there shall not have occurred any condition. event or act which constitutes, or with notice or lapse of time (or both) would constitute a default or event of default under any loan agreement, note agreement or trust indenture to which the Borrower or any Subsidiary is a party.

     Section 7.08  No Material Adverse Changes.  Prior to each loan, there
                   ---------------------------
shall have occurred, in the opinion of the Lender, no material adverse changes, either in any case or in the aggregate, in the assets, liabilities, financial condition, business, operations, affairs or circumstances of the Borrower or any Subsidiary, from those reflected in the Financial Statements or by the facts warranted or represented in any Security Instrument, including this Agreement.

     Section 7.09  Other Security Instruments and Information.  Borrower shall
                   ------------------------------------------
have duly and validly executed and delivered, or caused to be executed and delivered, to Lender, in a form and substance satisfactory to Lender, (i) an amendment to that certain Security Agreement dated as of February 3, 1994, executed by Borrower in favor of Lender (ii) Financing Statements covering the collateral described in the Security Agreement which is located at :

     1392 Senlac Drive                 1432-B Tampa East Blvd.,
     Suite 100,                        Tampa, Florida 33619,
     Farmers Branch, Texas 75234

     1171 Glendale Avenue              216 Philips Road
     Sparks, NV 89431                  Exton, Pennsylvania 19341

     1142 N. Main Street               2205 Distribution Center Drive
     Lombard, IL 60148                 Charlotte, North Carolina 28269

and (iii) an amendment to that certain Assignment of Life Insurance Policy as Collateral dated as of February 3, 1994, executed by Borrower and Lender.

     Section 7.10  [This section has been intentionally deleted.]

     Section 7.11  [This section has been intentionally deleted.]

     Section 7.12  [This section has been intentionally deleted.]

     Section 7.13  Additional Matters.  The  Lender  shall  have  received  all
                   ------------------
exhibits, annexes and schedules herein referenced and such additional reports, certificates, documents, statements, legal opinions, agreements and instruments, in form and substance reasonably satisfactory to the Lender, as the Lender shall have reasonably requested from the Borrower and its counsel.

     Section 7.14  Advances.  Advances under the Restated Revolving Credit Note
                   --------
shall further be subject to the following specific conditions:

     (a) There shall have been no default under this Agreement or under any of the other Security Instruments; and

     (b) The Financial Statements and all other financial information required by the Lender shall have been furnished and shall be, as of the date of the requested advance, true and correct.


                                 ARTICLE VIII
                                 ------------

                                 MISCELLANEOUS
                                 -------------

     Section 8.01  Notices.  All communications under or in connection with
                   -------
this Agreement or the Notes shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, or personally delivered to an officer of the receiving party. All such communications shall be mailed or delivered as follows:

     (a) If to the Borrower, to its address shown at the beginning of this Agreement, or to such other address or to such individual's or department's attention as it may have furnished the Lender in writing;

     (b) If to the Lender, to its address shown at the beginning of this Agreement, or to such other address or to such individual's or department's attention as it may have furnished to the Borrower in writing.

Any notice so addressed and mailed by registered or certified mail, return receipt requested, shall be deemed to be given when so mailed, and any notice so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of the Borrower or the Lender, as the case may be.

     Section 8.02  Deviation from Covenants.  The procedure to be followed by
                   ------------------------
the Borrower to obtain the consent of the Lender to any deviation from the covenants contained in this

Agreement or any other Security Instrument shall be as follows:

     (a)  The Borrower shall send a written notice to the Lender setting forth
(i) the covenant(s) relevant to the matter, (ii) the requested deviation from the covenant(s) involved, and (iii) the reason for the requested deviation from the covenant(s); and

     (b) The Lender will within a reasonable time send a written notice to the Borrower, signed by an authorized officer of the Lender, permitting or refusing the request; but in no event will any deviation from the covenants of this Agreement or any other Security Instrument be effective without the written consent of the Lender.

     Section 8.03  Invalidity.  In the event that any one or more of the
                   ----------
provisions contained in the Notes, this Agreement or in any other Security Instrument shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Security Instrument.

     Section 8.04  Survival of Agreements. All representations and warranties
                   ----------------------
of the Borrower herein, and all covenants and agreements herein not fully performed before the effective date of this Agreement, shall survive such date.

     Section 8.05  Successors and Assigns.  All covenants and agreements
                   ----------------------
contained by or on behalf of the Borrower or any Subsidiary in the Notes, this Agreement and any other Security Instrument shall bind its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns; except that neither the Borrower nor any Person acting on behalf of any of the Borrower may assign any of their rights hereunder without the prior written consent of Lender. In the event that the Lender sells participation in the Notes, or other Indebtedness of the Borrower incurred or to be incurred pursuant to this Agreement, to other lenders, each of such other lenders shall have the rights of set off against such Indebtedness and similar rights or Liens to the same extent as may be available to the Lender.

     Section 8.06  Renewal, Extension or Rearrangement.  All provisions of this
                   -----------------------------------
Agreement relating to the Notes or other Indebtedness shall apply with equal force and effect to each and all promissory notes hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of any part of the Indebtedness originally represented by the Notes or of any part of such other Indebtedness. Any provision of this Agreement to be performed during the "term of this Agreement," "term hereof" or similar language, shall include any extension period.

     Section 8.07  Waivers.  No course of dealing on the part of the Lender,
                   -------
its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any right, power or privilege of the Lender under the Notes, this Agreement or any other Security Instrument shall operate as a waiver thereof, except as otherwise provided in

Section 8.02 hereof.

     Section 8.08  Cumulative.  Rights and remedies of the Lender under the
                   ----------
Notes, this Agreement and each other Security Instrument shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 8.09  Construction.  This Agreement is, and each of the Notes will
                   ------------
be, a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas.

     Section 8.10  Interest.  It is the intention of the parties hereto to
                   --------
conform strictly to applicable usury laws now in force. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Security Instrument or agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under the Notes, this Agreement or under any of the other aforesaid Security Instruments or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount of interest permitted by applicable law, and any excess shall be credited on the Notes by the holder thereof (or, if the Notes shall have been paid in full, refunded to the Borrower); (ii) determination of the rate of interest for determining whether the loans hereunder are usurious shall be made by amortizing, prorating, allocating and spreading, during the full stated term of such loans, all interest at any time contracted for, charged or received from the Borrower in connection with such loans, and any excess shall be canceled, credited or refunded as set forth in (i) herein; and (iii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Default or Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount permitted by applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Notes (or, if the Notes shall have been paid in full, refunded to the Borrower).

     Section 8.11  Multiple Originals.  This Agreement may be executed in two
                   ------------------
(2) or more copies; each fully executed copy shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 8.12  Exhibits.  All exhibits to this Agreement are incorporated
                   --------
herein by this reference for all purposes. The exhibits may be attached hereto, or bound together with or separately from this Agreement, and such binding shall be effective to identify such exhibits as if attached to this Agreement.

     Section 8.13  No Triparty Loan.  Texas Revised Civil Statutes Annotated,
                   ----------------
Title 79,
chapter 15 (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loans evidenced by this Agreement or the Notes.

     Section 8.14  Applicable Rate Ceiling.  Unless changed in accordance with
                   -----------------------
law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Texas Revised Civil Statutes Annotated article 5069-1.04, as amended.

     Section 8.15  Performance and Venue.  The obligations of Borrower
                   ---------------------
contained herein are performable at Lender's offices in Houston, Harris County, Texas, and venue for any action in connection therewith shall be in Harris County, Texas.

     Section 8.16  Negotiation of Documents.  This Agreement, the Notes and all
                   ------------------------
other Security Instruments have been negotiated by the parties at arm's length, each represented by its own counsel, and the fact that the documents have been prepared by the Lender's counsel, after such negotiation, shall not be cause to construe any of such documents against the Lender.

     Section 8.17  Notices Received by Lender.  Any instrument in writing,
                   --------------------------
telex, telegram, telecopy or cable received by the Lender in connection with any loan hereunder, which purports to be dispatched or signed by or on behalf of the Borrower, shall conclusively be deemed to have been signed by such party, and Lender may rely thereon and shall have no obligation, duty or responsibility to determine the validity or genuineness thereof or authority of the Person or Persons executing or dispatching the same.

     Section 8.18  Debtor-Creditor Relationship.  None of the terms of this
                   ----------------------------
Agreement or of any other document executed in conjunction herewith or related hereto shall be deemed to give the Lender the rights or powers to exercise control over the business or affairs of the Borrower. The relationship between the Borrower and the Lender created by this Agreement is only that of debtor-creditor.

     Section 8.19  No Third-Party Beneficiaries.  This Agreement is for the
                   ----------------------------
sole and exclusive benefit of the Borrower and Lender. This Agreement does not create, and is not intended to create, any rights in favor of or enforceable by any other Person. This Agreement may be amended or modified by the agreement of the Borrower and Lender, without any requirement or necessity for notice to, or the consent of or approval of any other Person.

     Section 8.20  DTPA Waiver.  Borrower acknowledges and agrees, on its own
                   -----------
behalf and on behalf of any permitted assigns and successors hereafter, that the DTPA is not applicable to this transaction. Accordingly, Borrower's rights and remedies with respect to the transaction contemplated under this Agreement and with respect to all acts or practices of Lender, past, present or future, in connection with such transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, Borrower agrees as follows:

     (a) Borrower represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of this Agreement. Borrower also represents that it is not in a significantly disparate bargaining position in relation to Lender. Borrower has negotiated the loan documents with Lender at arm's length and has willingly entered into the loan documents.

     (b) LENDER HAS ADVISED BORROWER TO HAVE THE LEGAL COUNSEL OF ITS CHOICE REVIEW THIS AGREEMENT AND THE TRANSACTIONS AND DOCUMENTS CONTEMPLATED HEREBY. BORROWER HAS DECIDED, AGAINST THE EXPRESS ADVICE OF LENDER, TO FORGO ANY LEGAL REPRESENTATION IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS AND DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.

     (c) This Agreement relates to a transaction involving total consideration by Borrower of more than $100,000.00 and does not involve the Borrower's residence.

Borrower agrees, on its own behalf and on behalf of its permitted assigns and successors, that all of the Borrower's rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies under the DTPA resulting from or arising out of any and all acts or practices of Lender in connection with this transaction, whether such acts or practices occur before or after the execution of this Agreement; provided, however, notwithstanding anything to the contrary herein, Borrower does not waive Section 17.555 of the DTPA.

In furtherance thereof, Borrower agrees that by signing this Agreement Borrower and any permitted assigns and successors are bound by the following waiver:

     Waiver of Consumer Rights.  Borrower waives its rights under the Deceptive
     -------------------------
     Trade Practices--Consumer Protection Act, Section 17.41 et seq., Business & Commerce Code, a law that gives consumers special rights and protection. After consultation with an attorney of Borrower's own selection, Borrower voluntarily consents to this waiver.

     Section 8.21  Final Expression.  THIS WRITTEN LOAN AGREEMENT, THE NOTES
                   ----------------
AND THE SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                  ARTICLE IX
                                  -----------

                             ADDITIONAL PROVISIONS
                             ---------------------

     Section 9.01  Defenses.  Borrower hereby warrants and represents that no
                   --------
offset or
defense exists on the part of Borrower or any other person as to the repayment of the Notes through the date hereof.

     Section 9.02  Limitations.  It is understood and agreed that nothing
                   -----------
contained herein shall in any manner or way release, affect or impair: (a) the existence of the Indebtedness or the liens and security interests created by the Security Instruments, (b) the enforceability of the liens and security interests created by, and the rights and remedies of Lender under the Security Instruments, or (c) the liability of Borrower under the Notes and the Security Instruments.

     Section 9.03  Continuance of Indebtedness and Liens.  Except as expressly
                   -------------------------------------
modified by the terms and provisions of this Agreement: (i) each and every one of the terms and provisions of the Notes and the Security Instruments to the extent the same are not inconsistent with the terms and provisions of this Agreement, are hereby confirmed and ratified as in full force and effect, and
(ii) all rights, remedies, titles, liens, security interests and equities evidenced by the Security Instruments are hereby acknowledged by the Borrower to be valid and subsisting and are hereby recognized, renewed, modified, extended and continued in full force and effect to secure the payment of the Indebtedness.

     Section 9.04  Release.  In consideration of the modifications to the
                   -------
Original Loan Agreement herein granted, Borrower hereby releases, acquits and forever discharges Lender, and each of Lender's subsidiaries, divisions, shareholders, partners, affiliated corporations, trustees, beneficiaries, officers, directors, agents, employees, servants, attorneys and representatives, as well as their respective heirs, executors, legal representatives, administrators, successors and assigns (herein collectively called the "Released Parties") from any and all claims, demands, debts, liabilities, suits, offsets against the Indebtedness and the Security Instruments, actions, causes of action or claims for relief of whatever kind or nature, whether known or unknown, suspected or unsuspected by Borrower, which Borrower may have or which may hereafter accrue against the Released Parties, for or by reason of any matter, cause or thing whatsoever occurring prior to the date hereof, unless caused by Lender's gross negligence or willful misconduct, which relate to, in whole or in part, directly or indirectly: (a) the Notes, the Security Instruments, the Original Loan Agreement or the loan transaction evidenced thereby, including without implied limitation, the disbursements under the Notes, the negotiation of the Notes or the Security Instruments, the terms thereof, or the approval, administration or servicing thereof, or (b) any notices of default in reference to the Security Instruments, or any other matter pertaining to the collection or enforcement by the Released Parties of the Indebtedness and the Security Instruments, or any right or remedy under the Notes or the Security Instruments, or (c) any purported oral agreements or understandings by and between the Released Parties and Borrower in reference to the Notes, the Security Instruments or the loan transaction evidenced thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                                   BORROWER:
                                   --------

                                   FUTRONIX CORPORATION


                                   By:  /s/  T. M. Hunt
                                      -------------------------------------
                                       T.M. Hunt, President


                                   LENDER:

                                   SOUTHWEST BANK OF TEXAS, N.A.


                                   By:  /s/  Jackie Brown
                                   ----------------------------------------
                                        Jackie Brown, Senior Vice President

                        RESTATED REVOLVING CREDIT LINE


$15,000,000.00                  Houston, Texas                   June  30,  1996


     On or before June 30, 1997, the undersigned, FUTRONIX CORPORATION, a
Texas corporation (hereinafter called "Maker") promises to pay to the order of SOUTHWEST BANK OF TEXAS, N.A. (hereinafter called "Lender"), at its offices at 4295 San Felipe, Houston, Harris County, Texas 77027, with mailing address at P.O. Box 27459, Houston, Texas 77227-7459, in lawful money of the United States of America, up to the sum of FIFTEEN MILLION AND NO/ 100 DOLLARS ($15,000,000.00), or so much thereof as may be advanced from time to time pursuant to that certain Amended Loan Agreement (herein so called) of even date herewith between Maker and Lender, together with interest on the unpaid principal balance hereof from time to time outstanding at a varying rate per annum which is zero percent (O%) per annum (hereinafter called the "Margin Percentage") above the daily average Prime Rate (as defined in the Amended Loan Agreement), as the same may change from day to day, calculated as of the last day of each month (hereinafter called the "Monthly Average Prime Rate") or, at the election of Borrower in accordance with Section 2.02. 1.(b) of the Amended Loan Agreement, at a varying rate per annum which is 2.5 percent (2.5%) above the applicable LIBOR Rate (as defined in the Amended Loan Agreement), but in no event to exceed the maximum rate of nonusurious interest allowed from time to time by law as now or, to the extent allowed by law, as may hereafter be in effect (hereinafter called the "Maximum Nonusurious Interest Rate"), with adjustments due to changes in the Maximum Nonusurious Interest Rate to be made on the effective date of any change in the Maximum Nonusurious Interest Rate.Upon the occurrence of a Default or an Event of Default as defined in the Amended Loan Agreement, the Margin Percentage shall equal a varying rate per annum which is three percent (3%) per annum above the rate specified in the immediately preceding sentence (but in no event to exceed the Maximum Nonusurious Interest Rate) from such Default or Event of Default until paid. Unless otherwise specified below, interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days (including the first but excluding the last day) elapsed unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per annum basis of a year of 365 or 366 days, as the case may be.

     Notwithstanding the foregoing, if at any time the sum of the Margin Percentage plus the Monthly Average Prime Rate exceeds the Maximum Nonusurious Interest Rate, the rate of interest to accrue on this note shall be limited to the Maximum Nonusurious Interest Rate, but any subsequent reductions in the Monthly Average Prime Rate shall not reduce the rate of interest to accrue on this note below the Maximum Nonusurious Interest Rate until the total amount of interest accrued on this note equals the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Monthly Average Prime Rate had at all times been in effect.

     If at maturity or final pavment of this note the total amount of interest paid or accrued under the foregoing provisions is less than the total amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Monthly Average Prime Rate had at all times been in effect, then Maker agrees to the extent allowed by law, to pay to Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on this note if the Maximum Nonusurious Interest Rate had at all times been in effect or (ii) the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Monthly Average Prime Rate had at all times been in effect and (b) the amount of interest accrued in accordance with the other provisions of this note.

     Accrued interest is due and payable monthly commencing August 1, 1996, and on the same day of each and every succeeding month thereafter during the term hereof and at maturity; provided, that upon any prepayment of principal, at the option of Lender, it may demand (at any time at or after prepayment) all accrued and unpaid interest with respect to the principal amount prepaid through the date of prepayment.

     The unpaid principal balance hereof shall at no time exceed the sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00). The unpaid principal balance of this note at any time shall be the total amounts loaned or advanced hereunder by the holder hereof, less the amount of payments or prepayments of principal made hereon by or for the account of Maker. The Maker shall not make, and Lender shall not be required to accept, any prepayments hereon which would reduce the outstanding principal balance hereof below One Hundred and No/1 00 Dollars ($100.00) at any time except in the case of payment in full upon maturity. All loans or advances and all payments or prepayments made hereunder on account of principal or interest may be evidenced by Lender, or any subsequent holder, maintaining in accordance with its usual practice an account or accounts evidencing the indebtedness of the Maker resulting from all loans or advances and all payments or prepayments hereunder from time to time and the amounts of principal and interest payable and paid from time to time hereunder, in which event, in any legal action or proceeding in respect of this note, the entries made in such account or accounts shall be conclusive evidence of the existence and amounts of the obligations of the Maker therein recorded. In the event that the unpaid principal amount hereof at any time, for any reason, exceeds the maximum amount hereinabove specified, Maker covenants and agrees to pay the excess principal amount forthwith upon demand; such excess principal amount shall in all respects be deemed to be included among the loans or advances made pursuant to the other terms of this note and shall bear interest at the rates hereinabove stated.

     Advances hereunder may be made by the holder hereof (i) pursuant to the terms of any written agreement executed in connection herewith between Maker and Lender, or (ii) at the oral or written request of any of the undersigned or of any officer or agent of Maker designated by or acting under the authority of resolutions of the board of directors of Maker, if a corporation, or other written authorization of Maker if other than a corporation, a duly certified or executed copy of which shall be furnished to the holder hereof, until written notice of the revocation of such authority is received by the holder hereof. Maker covenants and agrees to furnish to the holder hereof written confirmation of any such oral request within five (5) days of the resulting loan or advance, but any such loan or advance shall be deemed to be made under and entitled to the benefits of this note, irrespective of any failure by Maker to furnish such written confirmation. Any loan or advance shall be conclusively presumed to have been made under the terms of this note to or for the benefit of Maker when made pursuant to the terms of any written agreement executed in connection herewith between Maker and Lender, or in accordance with such requests and directions or when said advances are deposited to the credit of the account of Maker with Lender regardless of the fact that persons other than those authorized hereunder may have authority to draw against such account, or may have requested an advance.

     If any installment or payment of'principal or interest of this note is not paid when due; or if a default occurs under any instrument now or hereafter executed in connection with or as security for this note including, without limitation, the Amended Loan Agreement; thereupon, or upon demand, at the option of Lender, the principal and unpaid accrued interest on this note and any and all other indebtedness of Maker to Lender shall become due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Maker and each other liable party.

     If this note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection, Maker and each drawer, accepter, endorser, guarantor, surety, accommodation party or other person now or hereafter primarily or secondarily liable upon or for payment of all or any part of this note (each hereinafter called an "other liable party") agree to pay Lender its collection costs, including reasonable attorney's fees, but in no event to exceed the maximum amount permitted by law. Maker and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Maker and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security, and Maker and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security herefor, in whole or in part, with or without notice, from time to time, before or after maturity.

It is the intention of Maker and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this note or under any of the other aforesaid agreements or otherwise in connection with this note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this note by the holder hereof (or, if this note shall havebeen paid in full, refunded to Maker); (ii) determination of the rate of interest for determining whether the loans hereunder are usurious shall be made by amortizing, prorating, allocating and spreading, during the full stated term of such loans (including any renewals of the term hereof) all interest at any time contracted for, charged or received from the Maker in connection with such loans, and any excess shall be cancelled, credited or refunded as set forth in (i) herein; and (iii) in the event that maturity of this note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this note (or if this note shall have been paid in full, refunded to Maker).

     As contemplated by that certain Amended Loan Agreement of even date herewith by and between Maker and Lender, this note is a restatement of, and not in novation or discharge, of that certain Revolving Credit Note dated February 3, 1994, in the original principal amount of $3,000,000, as amended, including as amended by the amendments set forth in that certain (i) First Modification to Note, Loan Agreement and Assignment of Life Insurance Policy as Collateral dated as of September 16, 1994, by and between Maker and Lender, (ii) Second Modification to Note, Loan Agreement and Assignment of Life Insurance Policy as Collateral dated as of June 27, 1995 by and between Maker and Lender, and (iii) Third Modification to Note and Loan Agreement dated as of December 21, 1995, by and between Maker and Lender. All liens and security interests given in connection with or as security for such prior note are hereby renewed and extended to secure the indebtedness evidenced by this note; such liens and security interests are hereby ratified and confirmed and Maker agrees that the same are valid and subsisting and in full force and effect.

     This note shall be construed under and governed by the laws of the State of Texas and applicable federal law, but Texas Revised Civil Statutes Annotated, Title 79, chapter 15 (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loan evidenced by this note.

     Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Texas Revised Civil Statutes Annotated, article 5069-1.04, as amended.

     Wherefore, intending to be legally bound hereby, Maker has executed this note.

                                              MAKER:
                                              ------

     Address:                                 FUTRONIX CORPORATION

     12614 Hempstead Highway
     Houston, Texas 77092
                                              By:   /s/  T.M. Hunt
                                                 -------------------------------
                                              Name:_____________________________
                                              Title:____________________________